UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2014

Mattersight Corporation

(Exact Name of Company as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Wacker Drive, Suite 820 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 12, 2014, Mattersight Corporation (“Mattersight”) filed a Current Report on Form 8-K (“Original Report”) furnishing a press release dated February 12, 2014, announcing Mattersight’s financial results for the fourth quarter ended December 31, 2013. This Form 8-K/A is being filed to revise and update certain financial results set forth in the Original Report.

On February 28, 2014, the compensation committee of the board of directors of Mattersight approved that the payment of 2013 bonuses for VPs and above be made 50% in common stock and 50% in cash. Mattersight had accrued for these bonuses in its financial results for the fourth quarter ended December 31, 2013 based on the assumption that payment thereof would be made entirely in common stock. The compensation committee’s decision was made after Mattersight announced its preliminary results of operations for the fourth quarter ended December 31, 2013, but prior to the filing of Mattersight’s 10-K for the year ended December 31, 2013. The change resulted in an adjustment to our previously disclosed 2013 fourth quarter financial results, as it changed accrued stock-based compensation expenses relating to such bonuses. As a result, Mattersight is required under U.S. Generally Accepted Accounting Principles to reflect the impact of the change in its financial results for the fourth quarter ended December 31, 2013.

The material impact of this change on Mattersight’s previously disclosed 2013 fourth quarter financial results is a $726 decrease (dollar amounts provided herein are unaudited and in thousands) in adjusted earnings from $821 to $95 for the three months ended December 31, 2013, and from a loss of $786 to a loss of $1,512 for the twelve months ended December 31, 2013. Mattersight has revised the 2013 fourth quarter results to reflect the impact of the change and have attached such revised 2013 fourth quarter results hereto as Exhibit 99.1.

Previously reported results for the first three quarters of 2013 were not affected by the adjustment. Mattersight’s Form 10-K for the year ended December 31, 2013 will reflect the foregoing.

This information is provided pursuant to Form 8-K and shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01. Financial Statements and Exhibits.

(a), (b), and (c) not applicable.

(d)

Exhibits:

99.1	Revised fourth quarter 2013 results of operations of Mattersight (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: March 6, 2014	By:	/S/ MARK ISERLOTH
Mark Iserloth
Vice President and Chief Financial Officer

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